YieldMax MSTR Short Option Income Strategy ETF
Schedule of Investments
April 30, 2025 (Unaudited)

U.S. TREASURY SECURITIES - 62.6% (a)		Par	Value
United States Treasury Note/Bond
3.00%, 07/15/2025 (b)		$631,000	$629,289
4.25%, 10/15/2025 (b)		1,231,000	1,231,631
3.88%, 01/15/2026 (b)		1,486,000	1,484,605
TOTAL U.S. TREASURY SECURITIES (Cost $3,346,801)			3,345,525

PURCHASED OPTIONS - 3.1%(c)(d)(e)(f)	Notional Amount	Contracts
Call Options - 1.2%			$–
MicroStrategy, Inc., Expiration: 05/16/2025; Exercise Price: $450.00	$6,651,925	175	65,625

Put Options - 1.9%			$–
MicroStrategy, Inc.		–	$–
Expiration: 05/02/2025; Exercise Price: $345.00	3,230,935	85	8,373
Expiration: 05/02/2025; Exercise Price: $300.00	3,420,990	90	3,825
Expiration: 05/16/2025; Exercise Price: $330.00	6,651,925	175	87,062
Total Put Options			99,260
TOTAL PURCHASED OPTIONS (Cost $813,252)			164,885

SHORT-TERM INVESTMENTS - 46.4%		Shares
Money Market Funds - 4.5%
First American Government Obligations Fund - Class X, 4.25% (g)		239,154	239,154

U.S. Treasury Bills - 41.9%(a)		Par
4.19%, 05/15/2025 (b)(h)		$378,000	377,381
4.17%, 06/12/2025 (b)(h)		379,000	377,131
4.17%, 08/14/2025 (b)(h)		1,507,000	1,488,649
			2,243,161
TOTAL SHORT-TERM INVESTMENTS (Cost $2,482,633)			2,482,315

TOTAL INVESTMENTS - 112.1% (Cost $6,642,686)			5,992,725
Liabilities in Excess of Other Assets - (12.1)%			(646,682)
TOTAL NET ASSETS - 100.0%			$5,346,043
two			–%
Percentages are stated as a percent of net assets.			–%

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	All or a portion of security has been pledged as collateral for written options as of April 30, 2025.
(c)	Non-income producing security.
(d)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(e)	Exchange-traded.
(f)	100 shares per contract.
(g)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.
(h)	The rate shown is the annualized effective yield as of April 30, 2025.

YieldMax MSTR Short Option Income Strategy ETF
Schedule of Written Options
April 30, 2025 (Unaudited)

WRITTEN OPTIONS - (18.7)%(a)(b)	Notional Amount	Contracts	Value
Call Options - (18.2)%
MicroStrategy, Inc., Expiration: 05/16/2025; Exercise Price: $330.02	$(6,651,925)	(175)	$(970,499)

Put Options - (0.5)%
MicroStrategy, Inc.		–	$–
Expiration: 05/02/2025; Exercise Price: $360.00	(3,230,935)	(85)	(18,488)
Expiration: 05/02/2025; Exercise Price: $350.00	(3,420,990)	(90)	(10,980)
Total Put Options			(29,468)
TOTAL WRITTEN OPTIONS (Premiums received $561,542)			$(999,967)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

YieldMax Target 12 Semiconductor Option Income ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Securities	$–	$3,345,525	$–	$3,345,525
Purchased Options	–	164,885	–	164,885
Money Market Funds	239,154	–	–	239,154
U.S. Treasury Bills	–	2,243,161	–	2,243,161
Total Investments	$239,154	$5,753,571	$–	$5,992,725

Liabilities:
Investments:
Written Options	$–	$(999,967)	$–	$(999,967)
Total Investments	$–	$(999,967)	$–	$(999,967)

Refer to the Schedule of Investments for further disaggregation of investment categories.